Exhibit 99.2

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

EARNINGS CONTRIBUTION
BY SUBSIDIARY ($ Millions)

		3 Mo. Ended June 30			6 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

1	Arizona Public Service	$43	$64	$(21)	$59	$96	$(37)
2	Pinnacle West Energy	2	1	1	8	2	6
3	APS Energy Services	5	11	(6)	13	13	—
4	SunCor	2	2	—	4	3	1
5	El Dorado	2	(3)	5	5	(3)	8
6	Parent Company	1	(6)	7	(14)	11	(25)

7	Income From Continuing Operations	55	69	(14)	75	122	(47)
8a	Income From Discontinued Operations - Net of Tax	1	6	(5)	6	7	(1)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$56	$75	$(19)	$81	$129	$(48)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.47	$0.76	$(0.29)	$0.65	$1.13	$(0.48)
11	Pinnacle West Energy	0.02	0.01	0.01	0.08	0.02	0.06
12	APS Energy Services	0.06	0.13	(0.07)	0.14	0.16	(0.02)
13	SunCor	0.02	0.02	—	0.04	0.04	—
14	El Dorado	0.02	(0.04)	0.06	0.05	(0.04)	0.09
15	Parent Company	0.01	(0.07)	0.08	(0.14)	0.13	(0.27)

16	Income From Continuing Operations	0.60	0.81	(0.21)	0.82	1.44	(0.62)
17a	Income From Discontinued Operations - Net of Tax	0.01	0.08	(0.07)	0.07	0.08	(0.01)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

18	Net Income	$0.61	$0.89	$(0.28)	$0.89	$1.52	$(0.63)

19	BOOK VALUE PER SHARE	$29.95	$30.54	$(0.59)	$29.95	$30.54	$(0.59)
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,450	84,926	6,524	91,402	84,910	6,492
21	End of Period	91,262	84,768	6,494	91,262	84,768	6,494

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)

1	Arizona Public Service	$162	243	$(81)
2	Pinnacle West Energy	(13)	19	(32)
3	APS Energy Services	28	11	17
4	SunCor	10	6	4
5	El Dorado	(47)	(3)	(44)
6	Parent Company	20	44	(24)

7	Income From Continuing Operations	160	320	(160)
8a	Income From Discontinued Operations - Net of Tax	8	7	1
8b	Cumulative Effect of Change in Accounting - Net of Tax	(66)	(12)	(54)

9	Net Income	$102	$315	$(213)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$1.84	$2.86	$(1.02)
11	Pinnacle West Energy	(0.15)	0.22	(0.37)
12	APS Energy Services	0.31	0.13	0.18
13	SunCor	0.12	0.07	0.05
14	El Dorado	(0.54)	(0.04)	(0.50)
15	Parent Company	0.22	0.53	(0.31)

16	Income From Continuing Operations	1.80	3.77	(1.97)
17a	Income From Discontinued Operations - Net of Tax	0.09	0.09	—
17b	Cumulative Effect of Change in Accounting - Net of Tax	(0.74)	(0.15)	(0.59)

18	Net Income	$1.15	$3.71	$(2.56)

19	BOOK VALUE PER SHARE	$29.95	$30.54	$(0.59)
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	88,276	84,888	3,388
21	End of Period	91,262	84,768	6,494

See Glossary of Terms.

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

ELECTRIC OPERATING REVENUES
(Dollars in Millions)
REGULATED ELECTRICITY SEGMENT

		3 Mo. Ended June 30			6 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	Retail
22	Residential	$233	$226	$7	$401	$397	$4
23	Business	251	251	—	447	446	1

24	Total retail	484	477	7	848	843	5
	Wholesale revenue on delivered electricity
25	Traditional contracts	4	1	3	7	3	4
26	Retail load hedge management	8	11	(3)	13	13	—
27	Transmission for others	5	6	(1)	11	12	(1)
28	Other miscellaneous services	6	2	4	13	6	7

29	Total regulated electricity	507	497	10	892	877	15

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	20	2	18	64	10	54
31	Realized margins on electricity trading	2	14	(12)	7	41	(34)
32	Other delivered electricity (a)	147	39	108	269	73	196

33	Total delivered marketing and trading	169	55	114	340	124	216

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(2)	1	(3)	(4)	5	(9)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1	(8)	9	(5)	(22)	17
36	Change in mark-to-market for future-period deliveries	(1)	1	(2)	(1)	18	(19)

37	Total other marketing and trading	(2)	(6)	4	(10)	1	(11)

38	Total marketing and trading	167	49	118	330	125	205

39	Total operating electric revenues	$674	$546	$128	$1,222	$1,002	$220

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail
40	Residential	2,543	2,441	102	4,647	4,582	65
41	Business	3,450	3,429	21	6,299	6,200	99

42	Total retail	5,993	5,870	123	10,946	10,782	164
	Wholesale electricity delivered
43	Traditional contracts	131	121	10	261	192	69
44	Retail load hedge management	205	230	(25)	314	388	(74)

45	Total regulated electricity	6,329	6,221	108	11,521	11,362	159

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	476	73	403	1,468	449	1,019
47	Electricity trading	3,140	3,596	(456)	7,050	6,705	345
48	Other delivered electricity	3,004	774	2,230	5,474	1,501	3,973

49	Total delivered marketing and trading	6,620	4,443	2,177	13,992	8,655	5,337

50	Total electric sales	12,949	10,664	2,285	25,513	20,017	5,496

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)

	Retail
22	Residential	$910	$905	$5
23	Business	929	941	(12)

24	Total retail	1,839	1,846	(7)
	Wholesale revenue on delivered electricity
25	Traditional contracts	13	(5)	18
26	Retail load hedge management	123	404	(281)
27	Transmission for others	29	29	—
28	Other miscellaneous services	24	13	11

29	Total regulated electricity	2,028	2,287	(259)

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	104	20	84
31	Realized margins on electricity trading	15	74	(59)
32	Other delivered electricity (a)	403	153	250

33	Total delivered marketing and trading	522	247	275

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(1)	8	(9)
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(10)	(89)	79
36	Change in mark-to-market for future-period deliveries	20	118	(98)

37	Total other marketing and trading	9	37	(28)

38	Total marketing and trading	531	284	247

39	Total operating electric revenues	$2,559	$2,571	$(12)

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail
40	Residential	10,509	10,328	181
41	Business	13,016	12,995	21

42	Total retail	23,525	23,323	202
	Wholesale electricity delivered
43	Traditional contracts	543	238	305
44	Retail load hedge management	2,568	2,617	(49)

45	Total regulated electricity	26,636	26,178	458

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	2,810	778	2,032
47	Electricity trading	17,270	14,086	3,184
48	Other delivered electricity	8,112	2,514	5,598

49	Total delivered marketing and trading	28,192	17,378	10,814

50	Total electric sales	54,828	43,556	11,272

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the second quarter of 2003. Lines 31 and 34 include amounts totaling $1 million of realized losses for the second quarter of 2003.

See Glossary of Terms.

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

MARKETING AND TRADING SEGMENT
PRETAX GROSS MARGIN ANALYSIS
(Dollars in Millions)

		3 Mo. Ended June 30			6 Mo. Ended June 30			12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$1	$—	$1	$4	$2	$2	$16	$8	$8
52	Other electricity marketing and trading (a)	21	24	(3)	45	57	(12)	87	127	(40)

53	Total electricity	22	24	(2)	49	59	(10)	103	135	(32)
54	Other commodities (a)	(2)	1	(3)	(4)	5	(9)	(1)	8	(9)

55	Total realized margin	20	25	(5)	45	64	(19)	102	143	(41)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(2)	(9)	7	(8)	(17)	9	(13)	(73)	60
57	Other commodities (a)	3	—	3	3	(5)	8	3	(9)	12
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—	—	(8)	8

59	Subtotal	1	(9)	10	(5)	(22)	17	(10)	(90)	80

60	Total current period effects (b)	21	16	5	40	42	(2)	92	53	39

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	1	10	(9)	(4)	27	(31)	24	129	(105)
62	Other commodities	(2)	(7)	5	3	(10)	13	(4)	(11)	7

63	Subtotal	(1)	3	(4)	(1)	17	(18)	20	118	(98)

64	Total gross margin	$20	$19	$1	$39	$59	$(20)	$112	$171	$(59)

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2003, Pinnacle West had accumulated mark-to-market net gains of $35 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2003, $6 million; 2004, $7 million; 2005, $8 million; 2006 and thereafter, $14 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the second quarter of 2003. A $2 million realized gain is included in the $21 million on line 52 for the second quarter of 2003.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

MARKETING AND TRADING SEGMENT
PRETAX GROSS MARGIN ANALYSIS (continued)
(Dollars in Millions)

		3 Mo. Ended June 30			6 Mo. Ended June 30			12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	By Commodity Sold or Traded
65	Electricity	$21	$25	$(4)	$38	$70	$(32)	$115	$190	$(75)
66	Natural gas	3	1	2	5	(4)	9	3	2	1
67	Coal	(1)	(2)	1	(2)	(3)	1	(1)	(11)	10
68	Emission allowances	(3)	(5)	2	(3)	(4)	1	(6)	(10)	4
69	Other	—	—	—	1	—	1	1	—	1

70	Total Gross Margin	$20	$19	$1	$39	$59	$(20)	$112	$171	$(59)

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$(2)	$1	$(3)	$5	$1	$4
72	Other marketing and trading	4	9	(5)	8	43	(35)	47	111	(64)
	APS
73	Generation sales other than native load	1	—	1	7	1	6	8	6	2
74	Other marketing and trading	3	—	3	3	—	3	3	35	(32)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	(1)	—	(1)	3	—	3
76	Other marketing and trading	—	—	—	—	—	—	—	—	—
	APS ES
77	Other marketing and trading	12	10	2	24	14	10	46	18	28

78	Total gross margin before income taxes	$20	$19	$1	$39	$59	$(20)	$112	$171	$(59)

See Glossary of Terms.

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

		3 Mo. Ended June 30			6 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	821,331	795,681	25,650	824,634	798,341	26,293
80	Business	102,601	100,096	2,505	102,300	99,710	2,590

81	Total	923,932	895,777	28,155	926,934	898,051	28,883
82	Wholesale customers	66	67	(1)	66	67	(1)

83	Total customers	923,998	895,844	28,154	927,000	898,118	28,882

84	Customer Growth (% over prior year)	3.1%	3.2%	(0.1)%	3.2%	3.2%	0.0%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,516	2,443	73	4,751	4,551	200
86	Business	3,494	3,411	83	6,374	6,166	208

87	Total	6,010	5,854	156	11,125	10,717	408

	RETAIL USAGE (KWh/Average Customer)
88	Residential	3,096	3,068	28	5,635	5,739	(104)
89	Business	33,625	34,258	(633)	61,569	61,839	(270)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	3,063	3,071	(8)	5,761	5,701	60
91	Business	34,058	34,075	(17)	62,311	61,839	472
	ELECTRICITY DEMAND (MW)
92	System peak demand	5,571	5,425	146	5,571	5,425	146

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	814,948	789,096	25,852
80	Business	101,524	99,231	2,293

81	Total	916,472	888,327	28,145
82	Wholesale customers	66	67	(1)

83	Total customers	916,538	888,394	28,144

84	Customer Growth (% over prior year)	3.2%	3.3%	(0.1)%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	10,527	9,987	540
86	Business	13,089	12,683	406

87	Total	23,616	22,670	946

	RETAIL USAGE (KWh/Average Customer)
88	Residential	12,895	13,088	(193)
89	Business	128,204	130,966	(2,762)
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	12,918	12,657	261
91	Business	128,921	127,816	1,105
	ELECTRICITY DEMAND (MW)
92	System peak demand	5,803	5,687	116

See Glossary of Terms.

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

		3 Mo. Ended June 30			6 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,047	2,242	(195)	4,353	4,499	(146)
94	Coal	2,823	2,703	120	5,593	5,593	—
95	Gas, oil and other	1,572	659	913	2,860	996	1,864

96	Total	6,442	5,604	838	12,806	11,088	1,718

	Purchased power
97	Firm load	606	846	(240)	591	916	(325)
98	Marketing and trading	6,349	4,599	1,750	12,838	8,592	4,246

99	Total	6,955	5,445	1,510	13,429	9,508	3,921

100	Total energy sources	13,397	11,049	2,348	26,235	20,596	5,639

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	86%	95%	(9)%	92%	95%	(3)%
102	Coal	75%	72%	3%	75%	75%	0%
103	Gas, oil and other	31%	20%	11%	29%	16%	13%
104	System average	59%	62%	(3)%	58%	57%	1%
	Generation Capacity Out of Service and Replaced for
	Native Load (average MW/day)
105	Nuclear	15	66	(51)	23	64	(41)
106	Coal	373	279	94	310	225	85
107	Gas	159	18	141	174	13	161
108	Total	547	363	184	507	302	205
109	Generation Fuel Cost ($/MWh)	$16.80	$11.89	$4.91	$17.70	$11.73	$5.97

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	8,835	8,638	197
94	Coal	12,056	12,019	37
95	Gas, oil and other	6,233	2,727	3,506

96	Total	27,124	23,384	3,740

	Purchased power
97	Firm load	1,293	2,862	(1,569)
98	Marketing and trading	27,949	19,214	8,735

99	Total	29,242	22,076	7,166

100	Total energy sources	56,366	45,460	10,906

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	93%	91%	2%
102	Coal	80%	80%	0%
103	Gas, oil and other	31%	23%	8%
104	System average	60%	64%	(4)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	47	100	(53)
106	Coal	206	181	25
107	Gas	127	31	96
108	Total	380	312	68
109	Generation Fuel Cost ($/MWh)	$15.32	$10.86	$4.46

See Glossary of Terms.

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2003 and 2002

		3 Mo. Ended June 30			6 Mo. Ended June 30

Line		2003	2002	Incr (Decr)	2003	2002	Incr (Decr)

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$48.88	$30.65	$18.23	$49.27	$28.75	$20.52
111	SP15	$50.73	$31.51	$19.22	$52.54	$29.98	$22.56
	Off-Peak
112	Palo Verde	$25.48	$14.10	$11.38	$30.79	$18.13	$12.66
113	SP15	$28.27	$15.95	$12.32	$33.99	$19.35	$14.64
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	1,550	1,741	(191)	1,626	1,830	(204)
115	Heating degree-days	17	—	17	366	472	(106)
116	Average humidity	18%	16%	2%	31%	22%	9%
	10-Year Averages
117	Cooling degree-days	1,478	1,478	—	1,555	1,555	—
118	Heating degree-days	34	34	—	580	580	—
119	Average humidity	25%	25%	0%	35%	35%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	10,065	9,445	620	17,300	16,556	744
121	Multi-family	1,482	1,231	251	2,375	2,481	(106)

122	Total	11,547	10,676	871	19,675	19,037	638

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	0.7%	(0.5)%	1.2%	0.8%	(0.7)%	1.5%
124	Unemployment rate (%, seasonally adjusted)	5.9%	6.2%	(0.3)%	5.8%	6.2%	(0.4)%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		12 Mo. Ended June 30

Line		2003	2002	Incr (Decr)

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$41.75	$33.55	$8.20
111	SP15	$45.16	$33.49	$11.67
	Off-Peak
112	Palo Verde	$26.64	$20.46	$6.18
113	SP15	$29.55	$22.01	$7.54
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	4,671	4,638	33
115	Heating degree-days	694	1,200	(506)
116	Average humidity	32%	37%	(5)%
	10-Year Averages
117	Cooling degree-days	4,407	4,407	—
118	Heating degree-days	1,015	1,015	—
119	Average humidity	36%	36%	0%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b) (d)
120	Single-family	35,128	32,321	2,807
121	Multi-family	6,871	6,056	815

122	Total	41,999	38,377	3,622

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	0.6%	(0.1)%	0.7%
124	Unemployment rate (%, seasonally adjusted)	6.0%	5.6%	0.4%

Sources:
(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect three month, six month and twelve month ended May 2002 and May 2003.

See Glossary of Terms.